PROSPECTUS
December 15, 2014

Aspiriant Risk-Managed Global Equity Fund
A series of Aspiriant Global Equity Trust

Advisor Shares (Ticker RMEAX)
Institutional Shares (Ticker RMEIX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Fund Summary	1
Investment Objective and Strategies	6
Principal Risks	8
Management of the Fund	12
Valuing Shares	13
Purchasing Shares	14
Redeeming Shares	17
Distribution of Fund Shares	19
Shareholder Services Plan	20
Dividends and Distributions	20
Tax Information	20
Financial Highlights	22

FUND SUMMARY

Investment Objective
The Aspiriant Risk-Managed Global Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation while considering federal tax implications of investment decisions.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
	Advisor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Redemption Fee (as percentage of amount redeemed) (on shares held for 90 days or less)	NONE	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Advisor Shares	Institutional Shares
Management Fees(1)	0.95%	0.95%
Distribution (12b-1) Fees	NONE	0.25%
Other Expenses(1)	0.65%	0.65%
Acquired Fund Fees and Expenses(2)	0.06%	0.06%
Total Annual Fund Operating Expenses	1.66%	1.91%

(1)	Management Fees and Other Expenses have been restated to reflect current fees and expenses.

(2)
Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year and represent fees and expenses that are expected to be incurred indirectly by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses in this table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5Years	10 Years
Advisor Shares	$169	$523	$902	$1,965
Institutional Shares	$194	$600	$1,032	$2,233

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The Fund also will invest in securities that provide exposure to equity securities (i.e., rights, warrants, futures contracts, swaps, equity options, and investment company shares). The Fund will hold a broad and diverse group of equity securities of companies in countries with developed and emerging markets. Generally, the Fund will allocate its assets among various regions and invest in at least three different countries in addition to the U.S. The Fund may invest in companies of any market capitalization. The adviser and sub-advisers generally will consider selling securities when other securities are identified that may result in a better opportunity.

For a portion of its investments, the Fund may seek to reduce the volatility of its net asset value relative to the MSCI ACWI All Cap Index (the “MSCI Index”), protect the value of its assets against periods of severe market stress (often referred to as “tail risk”), and increase its return through systematic strategies. The use of systematic strategies refers to the use of a consistent process based on Models and Data (described below) to invest in securities that have factors expected to outperform the market (e.g., an emphasis on smaller value companies than the general market). The Fund may pursue these goals by employing an options overlay strategy, whereby it writes (sells) call options on a portion of its stock holdings in an effort to enhance returns with premiums received in connection with its option writing activities. The Fund may use this premium income to purchase index put options on equity securities and/or equity indexes that make up the MSCI Index. These options will be below the current value of the security or index to reduce the Fund’s exposure to market risk and volatility. The extent of option activity will depend on market conditions and the adviser’s assessment of options positions on the Fund’s stock holdings.

In addition, the Fund may use a portion of its assets to seek to reduce volatility relative to the MSCI Index, with respect to global securities, or to the S&P 500 Index (the “S&P 500”), with respect to domestic securities, by using a global or domestic quality strategy that focuses on lower risk and high quality equities. The global quality strategy seeks to provide diversified exposure to high quality global companies, while the domestic quality strategy seeks to provide diversified exposure to high quality U.S. companies. The quality strategy would tilt a portion of the Fund’s portfolio toward stocks that have lower volatility, lower earnings variation, lower leverage, and higher earnings yield versus the MSCI Index for the global quality strategy and the S&P 500 for the domestic quality strategy.

The Fund may also invest indirectly in a quality strategy by investing in another investment company or pooled investment vehicle that seeks to reduce volatility by investing in equity securities believed to be of high quality.

The Fund may also engage in “tail risk” hedging using financial derivatives (including options, swaps, options on swaps, both short and/or long positions) that are expected to increase in value during periods of severe market stress (“tail events”). The Fund generally seeks to hedge a portion of the Fund’s equity investments using derivatives by targeting the range of securities represented in the MSCI Index. The ability to hedge may depend on the (i) the amount of assets in the Fund, (ii) the commercially available terms of the derivative instruments, (iii) general market conditions, and (iv) estimates of the fees and expenses of the Fund, as determined by the Fund in its sole discretion. To effectuate its strategy, the Fund may invest a portion of its assets in an unregistered investment company that is designed as a risk management product. The Fund will not hedge the portion of the Fund’s assets that is invested in a quality strategy.

In addition, the Fund may invest in other derivative instruments to seek return, hedge against fluctuations in securities prices, interest rates or currency exchange rates, as a substitute for the purchase or sale of securities or currencies, or for investment purposes to increase its economic exposure to a particular security, currency or index in a cost effective manner. In particular, the Fund may create long (short) positions in currencies that either offer a higher (lower) yield or that are expected to appreciate (depreciate) relative to other currencies. Permitted derivatives include the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; put and call spreads; equity collars, equity swap agreements, and equity index swap agreements. The Fund’s use of swaps, futures contracts, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. The Fund may also engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part). The Fund’s investment in derivatives will be no more than 20% of its assets and as otherwise may be limited by applicable law.

Given the complexity of the investments and strategies of the Fund, certain of the sub-advisers rely heavily on quantitative models (both proprietary models developed by the sub-adviser and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to (i) construct sets of transactions and investments by helping to determine the expected returns of securities, (ii) provide risk management insights, and (iii) assist in hedging the Fund’s investments.

In constructing the Fund’s investment portfolio, certain sub-advisers intend to consider federal tax implications when making investment decisions with respect to individual securities to seek to provide a tax advantage. This approach is commonly referred to as a tax-managed approach and aims to limit the effect of federal income tax on investment returns by delaying and minimizing the realization of net capital gains and by maximizing the extent to which any realized net capital gains are long-term in nature. This tax-managed approach may only apply to a portion of the Fund’s portfolio.

Principal Risks

Equity Market Risk: Economic, political, and issuer-specific events will cause the value of securities and, therefore, the value of the Fund’s shares, to rise and fall. Market conditions may affect certain types of securities more than others. As a result, you may lose money on your investment in the Fund and there can be no assurance that the Fund will achieve its investment objective.

Small and Mid-Cap Company Risk: Smaller capitalization companies may be more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell such securities at a desired time or price.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of (i) economic or political actions of foreign governments and/or (ii) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk, which is the possibility that foreign currency will fluctuate in value against the U.S. dollar.

Emerging Markets Risk: Emerging markets involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. These less developed markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Derivatives Risk: The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Derivatives that are traded “over the counter” also present credit risk (the risk that the other party to the derivative contract will not fulfill its contractual obligations, whether because of bankruptcy or other default). The loss on derivative transactions may substantially exceed the initial investment. In addition, writing and purchasing call and put options are highly specialized activities and the successful use of options depends in part on the future price fluctuations and the degree of correlation between the options and the securities markets. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies and, for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. The Fund may reduce its holdings of put options resulting in an increased exposure to a market decline.

Illiquid Investments: The Fund invests primarily in publicly traded securities and does not generally purchase securities that have legal or contractual restrictions on resale or that are illiquid except that certain derivative instruments may be illiquid and the Fund’s investment in an unregistered investment company would be treated as illiquid. In addition, liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices. The Fund will not purchase an illiquid investment if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

Leverage Risk: Investments in futures contracts, forward contracts, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as purchasing derivative instruments in an effort to increase its returns, it has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Models and Data Risk: When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by a sub-adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Tax-Managed Investment Risk: Market conditions may limit the Fund’s ability to implement its tax-managed approach. For example, market conditions may limit the Fund’s ability to generate tax losses or to generate qualified dividend income, which is generally taxed to noncorporate shareholders at favorable rates. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before or after consideration of federal income tax consequences as non-tax managed funds.

Value Investment Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund, at times, to

Performance Information

Performance information is not included because, as of the date of this Prospectus, the Fund has not completed a full calendar year of operations.

Management

Investment Adviser

Aspiriant LLC serves as the Fund’s investment adviser (the “Adviser”).

Sub-Advisers

AQR Capital Management, LLC (“AQR”) serves as the sub-adviser for the global equity strategy of the Fund. Parametric Risk Advisors (“PRA”) serves as the sub-adviser for the options overlay strategies of the Fund. Aperio Group, LLC (“Aperio”) serves as the sub-adviser for the quality strategy of the Fund.

Portfolio Managers

Jacques Friedman, Principal of AQR, Andrea Frazzini, Vice President of AQR, and Hoon Kim, Vice President of AQR, have co-managed the assets of the Fund allocated to AQR since its inception in 2013.

Kenneth Everding, Managing Director of PRA, and Jonathan Orseck, Managing Director of PRA, have co-managed the assets of the Fund allocated to PRA since its inception in 2013.

Ran Leshem, Chief Investment Officer of Aperio, and Robert Tymoczko, Manager of Portfolio Trading and Analytics of Aperio, have co-managed the assets of the Fund allocated to Aperio since December 2014.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day. Advisor Shares are only available to the Adviser’s clients through its master account and to the Adviser’s employees. For Institutional Shares, you may purchase or sell shares by written request, telephone, or wire transfer. The minimum initial investment in Institutional Shares of the Fund is $100,000. There is no minimum initial investment for Advisor Shares.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation while considering federal tax implications of investment decisions. The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

The Adviser intends to implement the Fund’s strategies by hiring one or more sub-advisers to focus on specific aspects of the Fund’s strategies. AQR is responsible for the Fund’s global equity strategy, PRA is responsible for the Fund’s options overlay strategy, and Aperio is responsible for the Fund’s quality strategy.

Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The types of equity securities the Fund will invest in include common stock, preferred stock, and depositary receipts. The Fund will also invest in securities that provide exposure to equity securities (i.e., rights, warrants, futures contracts, swaps, equity options, and investment company shares). The Fund will hold a broad and diverse group of equity securities of companies in countries with developed and emerging markets , which may include frontier markets (emerging market countries in an earlier stage of development). Generally, the Fund will allocate its assets among various regions and invest in at least three different countries in addition to the U.S.

For a portion of its assets, the Fund seeks to reduce the volatility of its net asset value relative to the MSCI Index (a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets), protect the value of its assets against periods of severe market stress (often referred to as “tail risk”), and increase the its return through systematic strategies (i.e., buying the currency with the highest yield and selling the currency with the lowest yield to earn the difference in interest rates), with a greater emphasis, as compared to their representation in the Universe (defined below), on companies exhibiting characteristics that have historically been associated with excess returns (i.e., valuation – companies that are less expensive than the broad market as measured by their price-to-earnings or price-to-book value ratios; capitalization – companies that have a smaller market capitalization than the broad market; and momentum – companies that have recently outperformed the broad market). The Fund defines the Universe as a market capitalization-weighted portfolio of all public companies in developed and emerging markets that have been authorized for investment by a sub-adviser. The Fund may pursue these goals, in part, by employing an options overlay strategy, including, but not limited to, writing (selling) call options on a portion of its stock holdings in an effort to enhance returns with premiums received in connection with its option writing activities. The Fund may use this premium income to purchase index put options below the current value of the applicable index to reduce the Fund’s exposure to market risk and volatility. The extent of option activity will depend upon market conditions and the adviser’s and sub-advisers’ assessment of the attractiveness of options positions on the Fund’s stock holdings. The Fund may at times write call options or buy put options on all of its stock holdings and may at other times, in certain market circumstances, have no outstanding options positions. The Fund may also write call options or put options on individual stocks. The Fund may sell the stock underlying a call option prior to purchasing back the call option (resulting in a “naked” call position).

In addition, the Fund may use a portion of its assets to seek to reduce volatility relative to the MSCI Index, with respect to global securities, or to the S&P 500, with respect to domestic securities, by using a global or domestic quality strategy that focuses on lower risk and high quality equities. The global quality strategy seeks to provide diversified exposure to high quality U.S. companies, while the domestic quality strategy seeks to provide diversified exposure to high quality global companies. The quality strategy would tilt a portion of the Fund’s portfolio toward stocks that have lower volatility, lower earnings variation, lower leverage, and higher earnings yield versus the MSCI Index for the global quality strategy and the S&P 500 for the domestic quality strategy.

The Fund may also invest indirectly in a quality strategy by investing in another investment company or pooled investment vehicle that seeks to reduce volatility by investing in equity securities believed to be of high quality. The Fund will bear its pro rata portion of such investment company’s or pooled investment vehicle’s expenses in addition to its own direct expenses.

The Fund also may engage in “tail risk” hedging using financial derivatives (including options, swaps, and swaptions, including short and/or long positions) that are expected to increase in value during periods of severe market stress (“tail events”), especially those periods that are characterized by a substantial decline in the equity market. The Fund may hold cash or invest the cash backing such derivative financial instruments in short-term investment grade instruments.

The Fund generally seeks to hedge a portion of the Fund’s equity investments using derivatives, as noted above, by targeting the range of securities represented in the MSCI Index. The ability to hedge may depend on the (i) the amount of assets in the Fund, (ii) the commercially available terms of the derivative instruments, (iii) general market conditions, and (iv) estimates of the fees and expenses of the Fund, as determined by the Fund in its sole discretion. The actual notional exposure of the Fund may vary and may be higher or lower than the target range. To effectuate its strategy, the Fund may invest a portion of its assets in an unregistered investment company that is designed as a risk management product. The Fund will not hedge the portion of the Fund’s assets that is invested in a quality strategy.

In addition to the Fund’s primary options strategies described above, the Fund may invest in other derivative instruments to seek return, hedge against fluctuations in securities prices, interest rates or currency exchange rates, as a substitute for the purchase or sale of securities or currencies, or for investment purposes to increase its economic exposure to a particular security, currency or index in a cost effective manner. In particular, the Fund may create long (short) positions in currencies that either offer a higher (lower) yield or that are expected to appreciate (depreciate) relative to other currencies. Permitted derivatives include forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; put and call spreads; equity collars, equity swap agreements, and equity index swap agreements. The Fund’s use of swaps, futures contracts, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. The Fund may also engage in covered short sales on individual securities held or on an index or basket of securities whose constituents are held in whole or in part. The Fund’s investment in derivatives will be no more than 20% of its assets and as otherwise may be limited by applicable law.

Given the complexity of the investments and strategies of the Fund, certain of the sub-advisers rely heavily on quantitative models (both proprietary models developed by the sub-adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to (i) construct sets of transactions and investments by helping to determine the expected returns of securities, (ii) provide risk management insights, and (iii) assist in hedging the Fund’s investments.

In constructing the Fund’s investment portfolio, certain sub-advisers intend to consider federal tax implications when making investment decisions with respect to individual securities to seek to provide a tax advantage. When consistent with the Fund’s investment policies, the Adviser and sub-advisers will buy and sell securities for the portfolio considering the goals of: (i) delaying and minimizing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated); and (ii) maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable to individuals at lower capital gains tax rates). This tax-managed approach may only apply to a portion of the Fund’s portfolio.

The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser or sub-adviser.

During periods of adverse market or economic conditions, the Fund may temporarily invest a substantial portion of its assets in high quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, to preserve capital, the Fund would not be pursuing, and, therefore, may not achieve, its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

PRINCIPAL RISKS

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities in which the Fund invests and, therefore, the value of the Fund’s shares, to rise and fall. Market conditions may affect certain types of securities more than others. In addition, the stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company. Among these factors are adverse developments regarding the company’s business or management decisions, changes in the industry in which the company is engaged, and a reduction in the demand for a company’s products or services. Because the value of your investment in the Fund will fluctuate, you may lose money and there can be no assurance that the Fund will achieve its investment objective.

Small and Mid-Cap Company Risk: In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell such securities at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price.

Foreign Securities and Currencies Risk: Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability. Foreign security prices are affected by political, social, economic, and other conditions that are unique to a particular country or region. These conditions may relate to the existence of less publicly available information, inferior regulatory oversight (for example, less demanding accounting, auditing, corporate governance, investor relations, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments and, at times, it may be difficult to sell foreign securities at favorable prices. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Fund does not hedge foreign currency risk.

Emerging Markets Risk: Emerging markets involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. In addition, frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Derivatives Risk: Derivatives are securities whose value is derived from that of other securities or indices. Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of that derivative including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the portfolio could lose more than the principal amount invested. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Options on Securities, Indices and Currencies: The Fund may engage in transactions in exchange traded and over-the-counter (“OTC”) options. There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options. By buying a put option on a particular instrument, the Fund pays a premium for the right to sell the underlying instrument at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the instrument until the put option expires. The Fund may purchase put options. The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options cannot provide in advance for their potential settlement obligations by selling short the underlying securities. The Fund may lose the premium paid for purchased options. The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which may increase the Fund’s return. In writing a put option on a particular instrument, the Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price. In writing index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the exercise price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index at contract termination. Thus, the exercise of put options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

A purchased call option on a particular instrument gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options. A call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified instruments owned by the Fund at a specified future date and price set at the time of the contract. The Fund’s ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by the Fund that can act as a partial hedge. If the Fund does not own the instrument underlying a written call option, it may be required to generate cash to purchase the security to meet the requirements of the option. As the writer of index call options, the Fund will be responsible, during the option’s life, for any increases in the value of the index above the exercise price of the call option. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the exercise price of the option.

In a put option spread, the Fund writes out-of-the money index put options in combination with the purchase of index put options at a higher exercise price. This combination protects the Fund against a decline in the index price, but only to the stated exercise price of the index option written. The premium received for writing a put option on an index offsets, in part, the premium paid to purchase the index put option. Put option spreads are designed to protect against a decline in value of an index to the extent of the difference between a put option purchased and a put option sold on the index. Entering into put option spreads is typically less expensive than a strategy of only purchasing index put options and in a flat to upwardly moving market may benefit the Fund by reducing the cost of the downside protection, however, the downside protection is limited as compared to just owning an index put option. Accordingly, at times when the Fund owns a put option spread instead of just owning an index put option, the Fund’s risk of loss will be greater to the extent that the index’s loss exceeds the difference between the exercise price of the put option purchased and the put option written.

Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interests rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market.

Covered Calls and Equity Collars: With respect to call options on individual equity securities, while the Fund generally will write only covered call options, it may sell the instrument underlying a call option prior to entering into a closing purchase transaction on up to 10% of the Fund’s net assets, provided that such sale will not occur more than three days prior to the option buy back. In an equity collar, the Fund simultaneously writes a call option and purchases a put option on the same instrument. With respect to call options on equity indices, the holdings of individual securities underlying the index is deemed by the investment adviser to be covering the call option sold. The Fund may invest in uncovered call options when the security has been sold before the option expires.

Futures Contracts: The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial leverage risk. The Fund also is authorized to purchase or sell call and put options on futures contracts. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. They are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Equity Swaps: Equity swaps involve the exchange by the Fund with another party of their respective returns as calculated on a notional amount of an equity index (such as the S&P 500), basket of equity securities, or individual equity security. The success of swap agreements is dependent on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Other risks include liquidity and counterparty risk.

Short Sales: A short sale typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, the Fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.

Illiquid Investments: Illiquid securities involve the risk that the securities will not be able to be sold at the time the Adviser desires or at prices approximating the value at which the Fund is carrying the securities. If, as a result of changes in the values of securities held by the Fund, the value of holdings by the Fund of illiquid securities exceeds 15% of the value of the Fund’s net assets, the Adviser will take appropriate actions to reduce the Fund’s holdings of illiquid securities to 15% of the value of the Fund’s net assets as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

Leverage Risk: Investments in futures contracts, forward contracts, swaps, and other derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s net asset value to be volatile. For example, if the Adviser or a sub-adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests, or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

Models and Data Risk: When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the sub-adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by a sub-adviser are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Tax-Managed Investment Risk: Market conditions may limit the Fund’s ability to implement its tax-managed approach. For example, market conditions may limit the Fund’s ability to generate tax losses or to generate qualified dividend income, which is generally taxed to noncorporate shareholders at favorable rates. The tax-managed strategy may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before or after consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management, which may cause the Fund to realize capital gains.

Value Investing Risk: Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund, at times, to underperform funds that use other investment strategies.

MANAGEMENT OF THE FUND
Investment Adviser

Aspiriant LLC, located at 11100 Santa Monica Blvd., Suite 600, Los Angeles, CA 90025, serves as the investment adviser to the Fund. The Adviser is owned by its key employees and has 40 equity partners. The Adviser provides state-of-the-art, global investment solutions across every asset class, as well as unparalleled depth and sophistication in addressing the most complex aspects of wealth management. As of December 31, 2013, the Adviser had approximately $8 billion in assets under management.

The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis. The Adviser oversees the sub-advisers to the Fund to ensure their compliance with the investment strategies and policies of the Fund. The Board of Trustees of the Trust (the “Board”) oversees the Adviser and the sub-advisers and establishes policies that the Adviser and sub-advisers must follow in their management activities. The Fund’s semiannual shareholder report dated August 31, 2014 will provide information regarding the basis for the Board’s approval of the Fund’s investment advisory and sub-advisory agreements. For the advisory services it provides pursuant to the advisory agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.95% of the Fund’s average daily net assets. The Adviser is responsible for paying the sub-advisers for their services to the Fund.

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to keep total annual operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses) from exceeding 2.25% of Advisor Shares and 2.50% of Institutional Shares. The expense limitation agreement may be terminated by the Board at any time and will terminate if the Adviser no longer serves as investment adviser to the Fund. For a period not to exceed two years from the end of the fiscal year in which the expenses were incurred, the Fund will reimburse the Adviser for amounts previously paid or absorbed by the Adviser in excess of the expense limitation if at any time total annual operating expenses are less than the expense limitation.

The Adviser may recommend to the Board that a sub-adviser be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised. Under the terms of an exemptive order the Trust and the Adviser received from the SEC, the Adviser may, subject to Board approval but without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser, either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing.

Sub-Advisers

AQR serves as the sub-adviser for the Fund’s global equity strategy. Located at Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830, AQR was organized in 1998 and provides investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies, and separately managed accounts. As of December 31, 2013, AQR and its affiliates had approximately $98.5 billion in assets under management.

PRA serves as the sub-adviser for the Fund’s options overlay strategies. Located at 274 Riverside Avenue, Westport, CT 06880, PRA is an affiliate of Parametric Portfolio Associates, LLC, which is a majority-owned affiliate of Eaton Vance Corp. PRA (or its predecessor) has specialized in option strategies since it was formed in 2003. As of December 31, 2013 PRA had approximately $3.5 billion in total assets under management.

Aperio serves as the sub-adviser for the Fund’s quality strategy. Located at Three Harbor Drive, Suite 315, Sausalito, CA 94965, Aperio was organized in 1999 and provides investment management services to individuals, institutions, and registered investment companies. As of December 31, 2013, Aperio had approximately $6.4 billion in assets under management.

Portfolio Managers

Jacques Friedman, who joined AQR at its inception in 1998, is a principal of the firm and is Head of the Global Stock Selection group. Prior to joining AQR, he was an Associate in the Quantitative Research Group at Goldman Sachs Asset Management. Mr. Friedman holds a B.S. in Applied Mathematics from Brown University and an M.S. in Applied Mathematics from the University of Washington.

Andrea Frazzini, Ph.D., is a Vice President of AQR. Prior to joining AQR, Dr. Frazzini was a Professor of Finance at University of Chicago Graduate School of Business and a Research Associate at the NBER. He also served as a consultant for DKR Capital Partners and JP Morgan Securities and served on the Board of Directors of CRSP. He earned a B.S. in Economics from the University of Rome III, an M.S. in Economics from the London School of Economics, and a Ph.D. in Economics from Yale University.

Hoon Kim, Ph.D., is a Vice President of AQR. Prior to joining AQR, Dr. Kim worked for Mellon Capital Management in San Francisco where he was Head of Quantitative Equity Research. He earned his B.A. in Business Administration from Yonsei University in South Korea and his M.B.A and Ph.D. in Business/Accounting from Carnegie Mellon University. He is a CPA (in Korea) and a CFA charterholder.

Kenneth Everding and Jonathan Orseck are the PRA portfolio managers responsible for the implementation of the options overlay strategies utilized in managing the Fund. Mr. Everding has been a Managing Director of PRA (or its predecessor) since 2005. Mr. Orseck has been a Managing Director of PRA (or its predecessor) since 2006.

Ran Leshem is Chief Investment Officer of Aperio. Previously, he was head of portfolio management and operations of Aperio. Prior to joining Aperio in 2006, Mr. Leshem was manager of operating strategy at the GAP, Inc. He has extensive expertise in applying quantitative techniques and information technology to operational problems. Mr. Leshem received a Bachelor’s degree in Mathematics from the University of Waterloo, Canada, where he received the Hewlett Packard Award for academic excellence, and his M.B.A from University of California, Berkeley.

Robert Tymoczko is Manager of Portfolio Trading and Analytics of Aperio. He is responsible for overseeing the day-to-day portfolio management and strategy implementation of all investment products. Prior to joining Aperio in 2012, Mr. Tymoczko was a Managing Partner at AlphaStream Capital Management, LLC, where he was responsible for quantitative research and portfolio management. Before AlphaStream, he was Lead Portfolio Manager and Co-head of U.S. Quantitative Equity Products at Zurich Scudder Investments. Mr. Tymoczko received a BA in Quantitative Economics from Stanford University and his MBA with concentrations in Finance and Econometrics from the University of Chicago.

Information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of securities can be found in the SAI.

VALUING SHARES

The net asset value (“NAV”) of the Fund’s shares is determined once daily as of the close of regular trading of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time), on each day the NYSE is open for business. The Fund calculates its NAV per share by dividing the value of its net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. The Fund’s investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board. Securities of the Fund traded on foreign stock exchanges are generally valued based upon the closing prices for those securities on the principal exchanges where the securities are traded, subject to possible adjustment as described below. The value of non-dollar-denominated portfolio securities held by the Fund are determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values, based on exchange rates supplied by a quotation service.

If market quotations for a security are not readily available or if the Adviser believes that market quotations do not accurately reflect fair value of a security, that security will be valued at its fair value as determined in good faith by the Adviser or through the use of a pricing service under procedures established and periodically reviewed by and under the ultimate supervision of the Board. A fair value determination may be required if, for example, (1) only a bid price or an asked price is available, (2) the spread between bid and asked prices is substantial, (3) there is a suspension or limitation of trading, or (4) events or actions affecting the market prices of portfolio securities occur after the close of the relevant market. Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may be affected by the method used for determining value. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in making fair value determinations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it is purchased or sold.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. In addition, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. In these situations, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares. The Board has authorized the Fund to retain a pricing service to determine the value of its portfolio securities, including the determination of the fair value of securities in situations when the value of such securities has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price; relevant general and sector indices; currency fluctuations; trading in depository receipts and futures, if applicable; and research valuations by its staff, in determining what it believes is the fair value of the securities. To the extent that the Fund has significant holdings of foreign securities, fair valuation may be used by the Fund more frequently than is the case for other mutual funds.

PURCHASING SHARES

Advisor Shares of the Fund are available to investment management clients of the Adviser through its master account and to the Adviser’s employees. You may purchase Institutional Shares of the Fund directly from the Fund by contacting the Fund’s transfer agent or from financial intermediaries that make shares of the Fund available to their customers. You may purchase the Fund’s shares at the NAV per share next computed after receipt of your purchase order in proper form by the Fund’s transfer agent or a financial intermediary. An order is in proper form if it is complete and contains all required information.

The minimum initial investment in Institutional Shares of the Fund is $100,000. There is no minimum initial investment for Advisor Shares and there is no minimum subsequent investment amount for either class of shares. The Fund may waive any minimum investment requirements in special circumstances and may modify or add a requirement at any time. The Fund reserves the right to reject any purchase order and may suspend the sale of shares at any time.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

To comply with the USA PATRIOT Act of 2001 and the Fund’s Anti-Money-Laundering Program, you are required to provide certain information to the Fund when you purchase shares. You must supply your full name, date of birth, Social Security number, and permanent street address (and not a post office box) on your account application. You may, however, use a post office box as your mailing address. Please call 1-877-997-9971 if you need additional assistance when completing your account application. If we cannot obtain reasonable proof of your identity, the account may be rejected and you will not be allowed to purchase additional shares for your account until the necessary information is received. The Fund reserves the right to close any account after shares are purchased if clarifying information or documentation is requested but is not received.

ACH Purchases

Even if you do not open your account online, you may purchase additional shares of the Fund through an ACH transfer of money from your checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. Shares purchased using an ACH transfer will be issued at the NAV per share next computed after your order is received. For more information on this service, and required forms, please call 1-877-997-9971. When you pay for shares using an ACH transfer (including any purchase you make on the Internet), the proceeds of a redemption of those shares may be delayed until the ACH transfer has been converted to federal funds, a process that may take up to eight days.

Purchase by Mail

You may also purchase shares by sending a check made payable to the Fund together with a completed account application in the case of an initial investment, to:

Regular Mail
P.O. Box 2175
Milwaukee, WI 53201-2175

Express/Overnight Mail
Aspiriant Risk-Managed Global Equity Fund
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Subsequent investments made by check should be accompanied with the investment form (which will be enclosed with the confirmations and statements sent by the Fund and is also available from the Fund’s transfer agent).

The Fund does not accept payment in cash or money orders. The Fund also does not accept third-party checks, Treasury checks, cashier’s checks, official checks, teller’s checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated online bill-pay checks, or any conditional order or payment. In addition, undated checks, unsigned checks, and checks dated six months or more before their receipt by the transfer agent will be rejected. Checks for the purchase of shares must be made payable to the Fund and be drawn on a bank located within the U.S. and payable in U.S. dollars. Always write your Fund account number on the check.

Payments for redemptions of shares recently purchased by check (but not the date as of which the redemption price is determined) will be returned to shareholder for future resubmission. This delay can be avoided if shares are purchased by wire and does not apply if there are sufficient other shares in your account to satisfy the requested redemption. The transfer agent will charge you a $25 fee for any returned check.

Purchase by Wire

You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Please call the transfer agent at 1-877-997-9971 for wire transfer instructions.

For Initial Investment by Wire

If you are making your first investment in the Fund, before you wire funds, the transfer agent must have received your completed account application. You can mail or overnight-deliver your account application to the transfer agent. Upon receipt of your account application, the transfer agent will establish an account for you. The wire from your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

For Subsequent Investments by Wire

Before sending your wire, please call the transfer agent at 1-888-863-8803 to ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received before the close of the NYSE, normally 4:00 p.m. Eastern time, to be eligible for same-day pricing. The Fund and its agents are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wire instructions or errors in those instructions.

Purchase Through an Authorized Securities Dealer or Mutual Fund Marketplace

You may purchase shares of the Fund through any securities dealer or mutual fund marketplace that has been authorized by the Fund to make shares available. Authorized securities dealers may be authorized by the Fund to designate other intermediaries to receive purchase and redemption orders. An order to purchase shares is deemed received by the Fund when the authorized securities dealer (or, if applicable, its authorized designee) receives the order in such form as meets requirements established by the particular securities dealer or mutual fund marketplace, and shares will be issued at the NAV per share next determined after receipt of your order.

Your securities dealer, a mutual fund marketplace, or another financial organization may establish policies that differ from those of the Fund. For example, the organization may impose higher minimum investment requirements than are imposed by the Fund or may charge you a transaction fee or other fees, which may not be imposed by the Fund, in connection with purchases and redemptions of Fund shares.

Canceled or Failed Payments

The Fund accepts checks and ACH transfers for the purchase of shares at full value, subject to collection. If you pay for shares with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any resulting losses or expenses incurred by the Fund or the transfer agent and the Fund may redeem shares you own in the account to effect reimbursement. The Fund and its agents have the right to reject or cancel any purchase order because of nonpayment.

Frequent Trading Policy

The Fund is intended to serve as an investment vehicle for long-term investors. Frequent trading or market timing, which the Fund generally defines as redeeming shares within 90 days of their purchase, can disrupt the Fund’s investment program and create additional transaction costs that all remaining shareholders bear. Therefore, the Fund believes that it is not in its shareholders’ interests to accommodate frequent trading and it has adopted policies and procedures designed to deter this practice. For Institutional Shares, the Board has approved the imposition of a 2.00% redemption fee on shares that are redeemed within 90 days of purchasing such shares, with certain exceptions described below. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading.

In addition, the Fund may reject any purchase order that it regards as disruptive to efficient portfolio management. The Fund relies primarily on the imposition of a redemption fee to deter market timers with respect to its Institutional Shares. Although imposition of this fee is intended to discourage abusive trading practices in shares of the Fund, there can be no assurance that such activity will not occur. Investors whom the Fund identifies as engaging in abusive trading practices will be notified of the Fund’s adverse view of market timing and the Fund may terminate these relationships. In making such judgments, the Fund seeks to act in a manner it believes to be consistent with shareholders’ best interests. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

It is important to recognize that, because of the complexity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. The Fund has entered into agreements with financial intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Fund relies on financial intermediaries (other than the transfer agent) and information provided by financial intermediaries to monitor trades of shareholders whose shares are held in group or omnibus accounts by the financial intermediaries. The Fund will generally rely on the financial intermediaries to impose a redemption fee where applicable and to prohibit or bring to the attention of the Trust transactions that may be abusive. The Fund reserves the right to reject any order placed from an omnibus account, and if it deems it appropriate because of a financial intermediary’s failure to comply with its responsibilities, the Fund may terminate the right of the financial intermediary to maintain an omnibus account.

REDEEMING SHARES

You may redeem shares of the Fund at any time. As described below, redemption requests may be made by mail or telephone through the transfer agent or may be made through an authorized financial intermediary or mutual fund marketplace. Your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in proper form. The value of the shares redeemed may be more or less than their original cost, depending on changes in the Fund’s NAV per share.

For Institutional Shares, a redemption fee of 2.00% of the then-current value of the shares redeemed is imposed on redemptions of shares made within 90 days of purchase (i.e., the redemption is effective on or before the 90th day following the date of purchase), subject to certain exceptions. The fee does not apply to the redemption of shares that were purchased by reinvesting dividends or other distributions. It also does not apply to redemptions for which the shareholder or the shareholder’s agent notifies the transfer agent that the redemption is being made to make required distributions from an Individual Retirement Account (an “IRA”) (or other tax-deferred retirement account) or to redemptions following the death or disability of a shareholder. For purposes of determining whether the redemption fee applies, shares held for the longest time will be deemed to have been redeemed first.

The Fund normally makes payment for all shares redeemed as soon as practicable, generally within two business days but no later than seven days after receipt by the transfer agent of a redemption request in proper form. If you purchase shares by check or ACH and submit shortly thereafter a redemption request, the redemption proceeds will not be transmitted to you until your purchase check or ACH transfer has cleared. This process may take up to eight days. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether federal income taxes or any applicable state taxes should be withheld. If not, this type of redemption can be subject to federal income tax withholding and, possibly, state taxes. The Fund may suspend the right of redemption or postpone payment of redemption proceeds under unusual circumstances, as permitted by the Investment Company Act of 1940 Act (“1940 Act”) or by the SEC.

The Fund generally pays redemption proceeds in cash, however, under certain circumstances (e.g., when making a charitable contribution), the Fund may pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Shares of the Fund may be redeemed by using one of the procedures described below. For additional information regarding redemption procedures, you may call 1-877-997-9971 or contact your securities dealer.

You may redeem shares by mailing a written request to:

Regular Mail
P.O. Box 2175
Milwaukee, WI 53201-2175

Express/Overnight Mail
Aspiriant Risk-Managed Global Equity Fund
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

The proceeds of a written redemption request are normally paid by check made payable to the shareholders. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. See “Telephone Redemption Requests.” A $20 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. Depending on how quickly you wish to receive payment, you can request that payment be made by ACH transfer, without charges, if you have established this redemption option.

Signature Guarantees

The transfer agent has adopted standards and procedures pursuant to which signature guarantees in proper form are generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. A signature guarantee of each owner is required to redeem shares in the following situations:

If ownership changes on your account.
When redemption proceeds are sent to any person, address, or bank account not on record.
When establishing or modifying certain services on an account.
If the transfer agent received a change of address within the past 15 days.
For all redemptions in excess of $50,000 from any shareholder account.

The transfer agent may also require a signature guarantee in other instances it deems appropriate. If you have any questions about signature guarantees, please call 1-877-997-9971.

Telephone Redemption Requests

You may redeem shares by telephone request if you have elected to have this option. To arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, please call 1-877-997-9971 to obtain the forms. The request must be signed by each account owner and may require a signature guarantee. You may place a telephone redemption request of up to $50,000 by calling 1-877-997-9971. You may choose to have the redemption paid by check sent to your address of record, or by federal funds wire transfer (minimum amount of $1,000) or electronic ACH funds transfer to your pre-designated bank account. A $20 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. There is no charge for proceeds sent by ACH transfer; however, you may not receive credit for transferred funds for two to three days.

By selecting the telephone redemption option, you authorize the transfer agent to act on telephone instructions reasonably believed to be genuine. The transfer agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. Neither the Fund nor the transfer agent will be liable for any losses resulting from unauthorized or fraudulent instructions if these procedures are followed. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period. Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemptions Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, you may place your redemption request through that organization. Shares will be redeemed at the NAV per share next computed after your request is received. Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing a redemption of Fund shares.

Redemption of Small Accounts

To reduce Fund expenses, the Fund reserves the right to redeem at their option, upon not less than 30 days written notice, the account of any shareholder that has a value of less than $25,000 in the Fund as a result of one or more redemptions, if the shareholder does not purchase additional shares to increase the account value to at least $25,000 in the Fund during the notice period.

DISTRIBUTION OF FUND SHARES

Distribution Plan

Institutional Shares of the Fund has in effect a plan under Rule 12b-1 under the 1940 Act that allows that share class to pay for the sale and distribution of shares in an annual amount equal to 0.25% of average daily net assets. Because these fees are paid out of the Fund’s Institutional Shares’ assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Compensation to Intermediaries

From its own assets, the Adviser may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser. Furthermore, the Adviser may pay fees from its own assets to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries (i) for providing distribution-related or shareholder services, (ii) to compensate them for marketing expenses they incur, or (iii) to pay for the opportunity to have them distribute the Fund. The amount of these payments is determined by the Adviser and may differ among financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers and may allow the Fund greater access to such financial intermediaries and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Fund.

SHAREHOLDER SERVICES PLAN

Institutional Shares of the Fund has in effect a shareholder services plan permitting that share class to pay financial institutions that provide certain shareholder services to the Fund’s Institutional Shares a shareholder services fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Institutional Shares attributable to the financial institution. The shareholder services may include (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund’s Institutional Shares or its shareholders may reasonably request to the extent the financial institution is permitted to do so under applicable statutes, rules and regulations.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares, or (2) receive all distributions in cash. Additionally, the Fund reports details of distribution related transactions on quarterly account statements.

TAX INFORMATION

The Fund intends to qualify for treatment as a regulated investment company for federal tax purposes, and it, therefore, does not expect to be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains so that it will not be subject to a federal excise tax on certain undistributed amounts.

The Fund’s dividends and capital gains distributions are taxable to most investors (unless your investment is an unleveraged investment made in an IRA or other tax-advantaged account). The tax status of any dividend or distribution is generally the same regardless of how long you have been an investor in the Fund and regardless of whether you reinvest your dividends and distributions or take them as cash. In general, dividends paid from the Fund’s net investment income (which would include short-term capital gains) are taxable either as ordinary income or, as qualified dividend income, which is generally taxable to individuals at long-term capital gains rates. The Fund’s use of an options overlay strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income and may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

Distributions of long-term capital gains and certain qualified dividends generally are taxable to individuals at (federal) rates of up to 20%. In addition, any gain recognized on a sale of Fund shares will be taxable.

Distributions to U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If you invest in the Fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

If you hold shares in a taxable account, each year you will be sent information regarding the tax status of any dividends and other distributions you receive from the Fund.

Federal law requires the Fund to withhold (as “backup withholding”) on distributions paid to shareholders who fail to provide a Social Security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

The above discussion provides very general information only and tax laws are subject to change. You should always consult your tax professional about foreign, federal, state and local tax consequences associated with your investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s Advisor Shares financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information been derived from the Fund’s financial statements and financial highlights which have been audited by Deloitte & Touche LLP, whose reports, along with the Fund’s financial statements and financial highlights, are incorporated by reference in the SAI and included in the Fund’s annual reports, which is available upon request.

Per share income and capital changes for a share outstanding throughout each period.

	Period Ended February 28, 2014*
Net asset value, beginning of period	$10.00

Income from Investment Operations:
Net investment loss	—	(1)
Net realized and unrealized gain on investments and foreign currency	1.02
Total from investment operations	1.02

Less Distributions:
From net investment income	(0.02
Total distributions	(0.02

Net asset value, end of period	$11.00

Total return	10.24	%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$202,303
Ratios (as a percentage of average daily net assets):
Expenses	2.20	%(3)
Net investment loss	(0.05	%)(3)
Portfolio turnover rate	43	%(2)

*	Commenced operations as of the close of business on April 4, 2013.
(1)	Rounds to less than (0.005).
(2)	Not annualized.
(3)	Annualized.

FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

Statement of Additional Information

The SAI provides additional information about the Fund. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year.

TO OBTAIN INFORMATION

To obtain a free copy of the SAI, semi-annual or annual reports, when available, or if you have questions about the Fund:

By Telephone

Call 1-877-997-9971.

By Mail

Regular Mail:	Express/Overnight Mail:

P.O. Box 2175	Aspiriant Risk-Managed Global Equity Fund
Milwaukee, WI 53201-2175	c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

By Internet

Go to www.aspiriantfunds.com.

From the SEC

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22648

Aspiriant Risk-Managed Global Equity Fund (the “Fund”)

A series of Aspiriant Global Equity Trust

Supplement dated December 15, 2014
to the Statement of Additional Information (“SAI”) dated July 1, 2014

This supplement updates information in the SAI for the Fund and should be read in conjunction with the SAI.

Effective immediately, Aperio Group, LLC (“Aperio”) will serve as the sub-adviser for the Fund’s quality strategy. In addition, the Fund’s investment advisory fee has been reduced from 1.34% to 0.95%.

Aperio is a California limited liability company formed in 1999 and located at Three Harbor Drive, Suite 315, Sausalito, California 94965. Aperio is wholly owned equally by its four partners who are also active employees. For the services provided pursuant to its sub-advisory agreement, Aperio is entitled to a fee at an annual rate based on the average daily net assets allocated to each strategy that Aperio manages.

The portfolio managers of Aperio primarily responsible for the day-to-day management of the Fund are Ran Leshem and Robert Tymoczko. In addition, Messrs. Leshem and Tymoczko manage other accounts on behalf of Aperio. The table below indicates the other accounts over which each has day-to-day investment responsibility. All information in the table is as of September 30, 2014.

	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in millions)	Number	Assets (in millions)
Ran Leshem
Registered Investment Companies	1	$171	--	--
Other Pooled Investment Vehicles	--	--	--	--
Other Accounts	1,755	$8,891	--	--

Robert Tymoczko
Registered Investment Companies	1	$171	--	--
Other Pooled Investment Vehicles	--	--	--	--
Other Accounts	1,755	$8,891	--	--

Aperio manages accounts for many different clients and has a fiduciary duty to place its clients’ interests ahead of its own under all circumstances, and to not favor one client over another. In order to balance any competing interests that may exist, the procedures for managing accounts are required to be applied consistently across all accounts. Specifically, Aperio manages all accounts separately and transacts only in seasoned liquid securities, and does not participate in initial public offerings. Trades are executed separately as well, which eliminates the possible conflict that can occur when allocating security trades across multiple accounts. In addition, Aperio does not receive incentive-based fees on any account.

The prioritizing of when accounts are traded is determined by the requirements of each account, including, for example, the need to manage cash flows into and out of an account, reinvest cash from income and corporate actions, tax considerations, changes in account composition due to screening, and opportunities for improvement in tracking error relative to the benchmark consistent with account objectives and guidelines. While the timing of when an account is rebalanced may affect the price at which securities are traded in a particular account, the order of rebalancing is determined by the prioritization described above and not by any market timing considerations.

Aperio also monitors the securities transactions of each company employee in order evaluate potential conflicts of interest with clients in connection with an employee’s personal trading activities.

Aperio seeks to provide a competitive base salary plus bonus system of compensation for all employees. Bonus awards are highly dependent on overall firm profitability and individual contribution, and are awarded annually. In addition, the firm provides additional long term compensation for key staff members. As an index firm, compensation is not linked to portfolio performance. Portfolio managers also receive health insurance, vision and retirement plan benefits (i.e., 401(k) plan matching) in the same manner as all other salaried employees.

Subject to the supervision of the Fund’s Board of Trustees, the Fund has delegated authority to vote proxies to its investment adviser, which has delegated such authority to the sub-advisers with respect to the assets of the Fund each manages. The proxy voting policy of Aperio is attached.

Please retain this supplement for future reference.

2

Aperio’s Standard Proxy Voting Policy

Aperio will vote all proxies that, in its reasonable judgment alone, it determines affect the value of a client’s interest. In so doing, Aperio will generally cast proxy votes in favor of proposals that increase shareholder value and will generally cast against proposals having the opposite effect. The Standard Proxy Voting Policy is designed to support Aperio’s core principles:

•	Providing clients the lowest fees possible

•	Providing clients transparency in what and how they are supported

•	Encouraging transparency on the part of companies to their investors

•	Supporting good corporate governance on the part of companies in support of their shareholders

•	Support of company management as the employees of the firm charged with creating shareholder wealth

Aperio’s Standard Proxy Voting Policies are implemented through Broadridge Proxy Voting solutions and adhere to the following general guidelines:

1.
Vote with Management. Unless otherwise specified in this Proxy Policy, Aperio will “Vote With Management”. Unless specified, Aperio believes that management is in the best position to determine the needs of the company and should be given the latitude to exercise its discretion.

2.
Vote Against Management. In a limited number of circumstances, Aperio believes that best practices demand certain policies and approaches by companies that are not case dependent. In the below cases, Aperio believes that a vote Against Management’s recommendation is warranted.

a.	Environmental and Social Proposals

i.
Shareholder Proposals requesting a Report on Gene Engineered Products. Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

ii.
Shareholder Proposals requesting a Report on GRI (Global Reporting Initiative) Guidelines. Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

iii.
Shareholder Proposals requesting a Report on EEO (Equal Employment Opportunity; diversity reports). Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

iv.
Shareholder Proposals requesting a Report/Reduce Greenhouse Gas Emissions. Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

v.
Shareholder Proposals requesting a Report on charitable contributions. Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

b.	Compensation

i.
Shareholder Proposal requesting the establishment of a compensation committee. Aperio supports intentional governance and compensation being such an important—and at times, controversial—issue, believes that the board should provide due process in establishing board compensation policies. Therefore, Aperio supports shareholder proposals seeking to establish a compensation committee.

ii.
Shareholder Proposals requesting increased disclosure and/or a report regarding executive compensation. Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

iii.	Shareholder Proposals requesting a Report on pay disparity. Aperio supports increased corporate transparency on all issues, so will support duly filed shareholder resolutions requesting such reports.

c.	Governance

i.
Management Proposals to adopt supermajority voting requirements. Aperio supports shareholder rights and believes that attempts to dilute shareholders’ voices are not appropriate. A majority of shares in a vote should be sufficient to set company policy. Therefore, Aperio will vote against proposals to impose supermajority voting requirements.

ii.
Shareholder Proposals to eliminate supermajority vote requirements. Aperio supports shareholder rights and believes that attempts to dilute shareholders’ voices are not appropriate. A majority of shares in a vote should be sufficient to set company policy. Therefore, Aperio will support shareholder proposals to eliminate supermajority voting requirements.

iii.
Management Proposals to remove a director without cause. Aperio believes that diverse opinions are an important aspect of good governance. Directors should be able to ask questions and proffer opinions that may be uncomfortable for management and other directors without fear that they may be removed from the board. Aperio will oppose proposals to remove a director without cause.

iv.
Management Proposals to classify or stagger the elections for a board of directors. Aperio believes that every director should stand for election annually. Therefore, Aperio will oppose proposals to classify or stagger director elections.

v.
Shareholder Proposals to declassify the elections for a board of directors. Aperio believes that every director should stand for election annually. Therefore, Aperio will support shareholder proposals to declassify director elections.

vi.
Shareholder Proposals to require a majority of directors to be independent. Aperio believes that appropriate oversight by the board requires an independent perspective that will prevent self-dealing by management. Therefore, Aperio will support shareholder proposals to require that a majority of directors be independent.

3.
Default Vote Override. There are times when it may be appropriate to vote differently than default votes outlined in this policy. Aperio may use the following strategies to determine if there are cases suggesting an override of our standing instructions may be appropriate.

a.	Aperio will monitor the media for indications of such controversies.

b.	Aperio has set default votes for proposals on the following topics, but may consider overriding votes on these proposals.

i.	Election of Directors (opposition slate) standing instruction is to Vote Against

ii.	Director Removal without cause standing instruction is to Vote Against iii. Approve Merger Agreement standing instruction is to Vote For

iv.	Approve Buyout standing instruction is to Vote For

v.	Approve Spinoff standing instruction is to Vote For